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                                                                   Exhibit 23(i)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         To The Board of Directors of
         NACCO Industries, Inc.

         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement (No. 33-3422) on Form S-4 and Registration Statement (No. 33-52660) on Form S-8.

                                                             ARTHUR ANDERSEN LLP

         Cleveland, Ohio
         March 27, 1997